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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): AUGUST 22, 2005

                         ADVANCED MATERIALS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

                0-16401                                33-0215295
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       (Commission File Number)            (IRS Employer Identification No.)


        11420 MATHIS AVENUE, DALLAS, TEXAS                          75234
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     (Address of Principal Executive Offices)                    (Zip Code)

                                 (972) 432-0602
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Effective August 22, 2005, Advanced Materials Group, Inc. (OTC: ADMG.PK) ("ADMG") entered into Employment Agreements with William G. Mortensen ("Mortensen") and Michael Bowen ("Bowen"). Pursuant to these Employment Agreements, Mortensen will serve as President and Chief Financial Officer of ADMG and Bowen will serve as Executive Vice President of ADMG. The terms of employment are at will; however, if either is terminated without cause (as defined in the Employment Agreements), they receive severance pay equal to six months' base salary if the termination occurs within the first year of the term, and equal to three months' base salary if the termination occurs thereafter. Mortensen's base annual salary is set at $120,000 and Bowen's base annual salary is set at $135,000. Mortensen and Bowen are each entitled to bonuses calculated by formulas based upon ADMG's income from continuing operations before taxes. Bowen also received a grant of an incentive stock option to purchase up to 200,000 shares of ADMG's common stock for $0.20 per share. The option vests 20% per year for five years, beginning one year from the date of the grant. If Bowen's employment with ADMG terminates for any reason other than for cause or his voluntary resignation, the option does not terminate and vesting continues.

     Effective August 29 2005, ADMG entered into a Separation and Release Agreement ("Separation Agreement") with Robert Delk ("Delk"), Delk Holdings, Inc. ("Delk Holdings") and Delk Partners, Ltd. ("DELK Partners"). Pursuant to the Separation Agreement, ADMG paid to Delk certain past due compensation, repaying amounts loaned to ADMG by Delk, and reimbursing him for certain expenses related to intellectual property being transferred by Delk Holdings to ADMG as described below. Delk, Delk Holdings and Delk Partners have agreed not to compete with ADMG, solicit employees, consultants or customers of ADMG, or disclose any confidential information of ADMG for a period of one year. The parties have agreed to release each other from all claims, whether known or unknown, other than those arising under the Separation Agreement.

     Effective August 29, 2005, ADMG entered into an Assignment and Assumption of Intellectual Property ("Assignments") with each of Delk Holdings and Bowen. Pursuant to the Assignments, Delk Holdings and Bowen have assigned to ADMG all of their rights to patents, patent applications and related intellectual property pertaining to certain products using flexible material components and identified in the Assignment. ADMG has agreed to assume the obligations of Delk Holdings and Bowen under certain agreements pertaining to the intellectual property, including royalty obligations to inventors.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

     As described in Item 1.01 of this report, effective August 22, 2005, ADMG granted an incentive stock option to Bowen to purchase up to 200,000 shares of ADMG's common stock at $0.20 per share.

     Effective August 22, 2005, ADMG also granted a non-qualified stock option to Ricardo Brutocao ("Brutocao") to purchase up to 100,000 shares of ADMG's common stock for $0.20 per share. The option vests 20% immediately, and the remaining 80% in four 20% increments on each anniversary date of the grant. If Brutocao ceases, for any reason, to provide consulting services to ADMG, vesting ceases and the option expires 90 days thereafter.

     On August 26, 2005, ADMG issued to each of the Lenawee Trust and Plus Four Private Equities, L.P. 625,000 shares of ADMG's common stock for $0.20 per share ($125,000 each). The Lenawee Trust is an affiliate of Timothy R. Busch, the Chairman of ADMG's Board of Directors.



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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective August 22, 2005, Mortensen was appointed President of ADMG. As such, he is the principal executive officer of ADMG, although he is not the chief executive officer, which position is currently vacant. He continues as ADMG's principal financial officer, a position he has held since June 1, 2004. Mortensen was employed by Cingular Wireless LLC as Associate Director in Finance, and before the Cingular joint venture he was with SBC, Inc. as a manager of SBC Services supporting the SBC Wireless division since 1999. Before joining SBC, Inc. Mortensen worked for Frito-Lay, Inc. as a manager of finance and for over eight years with EDS, Inc. holding various financial positions. Mortensen holds a BBA degree in Business Administration from Abilene Christian University and has experience in the telecommunications, high-tech and manufacturing industries. ADMG's Employment Agreement with Mortensen is described in Item 1.01 of this report.




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ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

  Exhibit
  Number        Description
-----------     ----------------------------------------------------------------
    10.1        Employment Agreement between Advanced Materials Group, Inc. and
                William G. Mortensen dated as of August 22, 2005 (#)

    10.2 Employment Agreement between Advanced Materials Group, Inc. and Michael Bowen dated as of August 22, 2005 (#)

    10.3 Assignment and Assumption of Intellectual Property between Advanced Materials Group, Inc. and Michael Bowen dated as of August 22, 2005

    10.4 Assignment and Assumption of Intellectual Property between Advanced Materials Group, Inc. and Delk Holdings, Inc. dated as of August 29, 2005

    10.5 Separation and Release Agreement among Advanced Materials Group, Inc., Robert Delk, Delk Holdings, Inc. and Delk Partners, Ltd. dated as of August 29, 2005

    ----------
    (#) Management contract or compensatory plan, contract or arrangement.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2005                   ADVANCED MATERIALS GROUP, INC.


                                         By: /s/ William G. Mortensen
                                             -----------------------------------
                                             William G. Mortensen, President and
                                             Chief Financial Officer




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                    INDEX TO EXHIBITS FILED WITH THIS REPORT

  Exhibit
  Number        Description
-----------     ----------------------------------------------------------------
    10.1        Employment Agreement between Advanced Materials Group, Inc. and
                William G. Mortensen dated as of August 22, 2005 (#)

    10.2 Employment Agreement between Advanced Materials Group, Inc. and Michael Bowen dated as of August 22, 2005 (#)

    10.3 Assignment and Assumption of Intellectual Property between Advanced Materials Group, Inc. and Michael Bowen dated as of August 22, 2005

    10.4 Assignment and Assumption of Intellectual Property between Advanced Materials Group, Inc. and Delk Holdings, Inc. dated as of August 29, 2005

    10.5 Separation and Release Agreement among Advanced Materials Group, Inc., Robert Delk, Delk Holdings, Inc. and Delk Partners, Ltd. dated as of August 29, 2005

    ----------
    (#) Management contract or compensatory plan, contract or arrangement.